UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2020

Date of Report

(Date of earliest event reported)

APPLife Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-227878	82-4868628
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California St.

Suite 4925

San Francisco, CA 94194

Phone: (415) 659-1564

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, Richard Walden was elected as a member of the Company’s Board of Directors. Mr. Walden, 73, is President, CEO and Founder of Operation USA, a Los Angeles-based nongovernmental organization specializing in disaster relief as well as international and domestic health care and economic development projects.  Walden is also an active California-licensed attorney (1975-present) who specializes in international law, civil rights and health care issues.  Walden graduated from the University of Pennsylvania's College of Arts & Sciences in 1968 with a B.A. in economics and earned a J.D. in 1972 from the University of Pennsylvania Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2020

APPLIFE DIGITAL SOLUTIONS, INC.

/s/ Matthew Reid

Matthew Reid

Principal Executive Officer